FOR IMMEDIATE RELEASE                                          www.quintiles.com

CONTACT: Pat Grebe, Media Relations (pat.grebe@quintiles.com)
         Greg Connors, Investor Relations (invest@quintiles.com)
         (919) 998 2000

                QUINTILES REPORTS NET REVENUE OF $423 MILLION AND
                EARNINGS PER SHARE OF $3.76 FOR 2ND QUARTER 2000

RESEARCH TRIANGLE PARK, N.C. - July 19, 2000 - Quintiles Transnational Corp. (Nasdaq: QTRN) today announced financial results for second quarter 2000. Net revenue for the second quarter ended June 30 increased 5% to $423.1 million, from $402.3 million for the second quarter 1999. Net income for the quarter was $434.3 million or $3.76 per share on a diluted basis compared to $35.2 million and $0.30 respectively for 1999 second quarter. Net income for the second quarter of 2000 reflects a net gain on the sale of assets, primarily ENVOY.

Pro forma net income from continuing operations was $0.06 per share on a diluted basis for second quarter 2000. This excludes non-recurring items, costs related to the company's Internet initiative and the income from discontinued ENVOY operations. A reconciliation of pro forma net income from continuing operations to net income is shown in an attached table. At June 30, backlog was $2.09 billion as a result of $736 million in net new business wins for the first half of 2000.

"Business conditions improved this quarter, and results from our continuing operations were in line with analysts' consensus expectations," said Dennis Gillings, Chairman and Chief Executive Officer, Quintiles Transnational Corp.

On May 30, 2000, Quintiles completed the sale of its ENVOY subsidiary to Healtheon/WebMD (Nasdaq: HLTH) for $400 million cash and 35 million shares of Healtheon/WebMD stock. "Our goal of transforming the pharma technology platform with our Healtheon/WebMD partner is now firmly in place and progressing," Gillings said. "We plan to begin beta testing of version 1.0 of our e-health technology in the first half of 2001."

In other business developments during the second quarter, Quintiles:

o Agreed to sell its Ledbury, Herefordshire, U.K. toxicology business, signaling a shift from general toxicology to advanced technologies such as pharmacogenomics.

o Launched Rx Market Monitor(TM), which already has six customers. Because of high demand, an enhanced version will be issued with six new therapeutic classes -- gastrointestinal, HIV/AIDS, hepatitis, influenza, allergy and antifungals.

o Opened Quintiles Academy, near Tokyo, designed to meet the demand for training skilled employees in the large Japanese pharma market.

In addition, as part of its previously announced stock repurchase program, Quintiles repurchased 100,000 shares during the quarter for an aggregate price of approximately $1.4 million.

Quintiles Transnational Corp. improves healthcare by bringing new medicines to patients faster and providing knowledge-rich medical and drug data to advance the quality and cost effectiveness of healthcare. Quintiles is the global market leader in helping pharmaceutical, biotechnology and medical device companies market and sell their products; and the company provides insightful market research solutions and strategic analyses to support healthcare decisions. Headquartered near Research Triangle Park, North Carolina, Quintiles employs a global workforce operating from offices in 31 countries. Quintiles Transnational is a member of the S&P 500, Fortune 1000 and Nasdaq 100. For more information visit www.quintiles.com.

Schedules attached to this release are an integral part of this release. Information in this press release contains "forward-looking statements" about Quintiles. These statements involve risks and uncertainties that could cause actual results to differ materially, including without limitation, our ability to efficiently distribute backlog among therapeutic business units and match demand to resources, actual operating performance, the actual savings and operating improvements resulting from the restructuring, the ability to maintain large client contracts or to enter into new contracts, changes in trends in the pharmaceutical industry, the ability to create data products from data licensed to us and the ability to operate successfully in new lines of business. Additional factors that could cause actual results to differ materially are discussed in the company's recent filings with the Securities and Exchange Commission, including but not limited to its S-3 and S-4 Registration Statements, its Annual Report on Form 10-K, its Form 8-Ks, and its other periodic reports, including Form 10-Qs.

PROFORMA CONDENSED CONSOLIDATED STATEMENTS OF INCOME**
(Unaudited)

                                                             Three Months Ended June 30            Six Months Ended June 30
                                                               2000              1999               2000              1999*
----------------------------------------------------------------------------------------       ------------------------------
In thousands, except per share data

Net revenue                                                  $422,982          $402,276           $837,382          $761,981

Costs and expenses:
     Direct                                                   254,649           216,687            506,118           410,593
     General and administrative                               138,743           123,119            274,634           232,601
     Depreciation and amortization                             22,736            20,015             45,847            37,815
----------------------------------------------------------------------------------------       ------------------------------
Total costs and expenses                                      416,128           359,821            826,599           681,009
----------------------------------------------------------------------------------------       ------------------------------
Income from operations                                          6,854            42,455             10,783            80,972

Total other income                                              3,193             1,157              5,141             1,589
----------------------------------------------------------------------------------------       ------------------------------

Income before income taxes                                     10,047            43,612             15,924            82,561
Income taxes                                                    3,315            15,009              5,256            28,231
----------------------------------------------------------------------------------------       ------------------------------

Income from continuing operations                               6,732            28,603             10,668            54,330
Income from discontinued operation, net of income taxes         6,176            10,041             16,770            19,012
----------------------------------------------------------------------------------------       ------------------------------

Net income                                                    $12,908           $38,644            $27,438           $73,342
----------------------------------------------------------------------------------------       ------------------------------

Basic net income per share:
     Income from continuing operations                          $0.06             $0.25              $0.09             $0.49
     Income from discontinued operation                         $0.05             $0.09              $0.15             $0.17
                                                          ------------      ------------       ------------      ------------
     Basic net income per share                                 $0.11             $0.34              $0.24             $0.65
                                                          ============      ============       ============      ============

Diluted net income per share:
     Income from continuing operations                          $0.06             $0.24              $0.09             $0.47
     Income from discontinued operation                         $0.05             $0.09              $0.15             $0.17
                                                          ------------      ------------       ------------      ------------
     Diluted net income per share                               $0.11             $0.33              $0.24             $0.64
----------------------------------------------------------------------------------------       ------------------------------


Shares used in computing net income per share
          Basic                                               115,394           114,451            115,417           112,004
          Diluted                                             115,394           117,433            115,417           115,084



* Restated to include SMG and Minerva which were acquired in 1999 in transactions accounted for as poolings of interests
** Proforma results exclude net revenue and expenses relating to the Company's Internet initiative, non-recurring charges, transactions costs and gain on disposal of discontinued operation. Also excludes $3.7 million of amortization of certain acquired intangible assets in the income from discontinued operation for the six months ended June 30, 1999.

CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(Unaudited)

                                                  Three Months Ended June 30      Six Months Ended June 30
                                                    2000           1999             2000          1999*
----------------------------------------------------------------------------      ------------------------
In thousands, except per share data

Net revenue                                        $423,107       $402,276         $837,952       $761,981

Costs and expenses:
     Direct                                         255,901        216,687          508,310        410,593
     General and administrative                     142,597        123,119          280,726        232,601
     Depreciation and amortization                   22,749         20,015           45,871         37,815
     Non-recurring charges:
          Restructuring                                   0              0           58,592              0
          Disposal of business                       17,325              0           17,325              0
---------------------------------------------------------------------------       -------------------------
Total costs and expenses                            438,572        359,821          910,824        681,009
---------------------------------------------------------------------------       -------------------------
(Loss) income from operations                       (15,465)        42,455          (72,872)        80,972

Transaction costs                                         0         (3,464)               0        (25,827)
Other income (expense)                                3,193          1,157            5,141          1,589
---------------------------------------------------------------------------       -------------------------
Total other income (expense)                          3,193         (2,307)           5,141        (24,238)
---------------------------------------------------------------------------       -------------------------

(Loss) income before income taxes                   (12,272)        40,148          (67,731)        56,734
Income taxes (benefit) expense                       (4,050)        15,009          (22,350)        28,231
---------------------------------------------------------------------------       -------------------------

(Loss) income from continuing operations             (8,222)        25,139          (45,381)        28,503

Income from discontinued operation, net of taxes      6,176         10,041           16,770         15,291
Extraordinary gain from sale of discontinued
  operation net of taxes                            436,327              0          436,327              0
---------------------------------------------------------------------------       -------------------------

Net income                                         $434,281        $35,180         $407,716        $43,794
---------------------------------------------------------------------------       -------------------------

Basic net income per share:
     (Loss) income from continuing operations        ($0.07)         $0.22           ($0.39)         $0.25
     Income from discontinued operation               $0.05          $0.09            $0.15          $0.14
     Extraordinary gain from sale of discontinued
       operation                                      $3.78          $0.00            $3.78          $0.00
                                                  ----------    -----------       ----------    -----------
     Basic net income per share                       $3.76          $0.31            $3.53          $0.39
                                                  ==========    ===========       ==========    ===========

Diluted net income per share:
     (Loss) income from continuing operations        ($0.07)         $0.21           ($0.39)         $0.25
     Income from discontinued operation               $0.05          $0.09            $0.15          $0.13
     Extraordinary gain from sale of discontinued
       operation                                      $3.78          $0.00            $3.78          $0.00
                                                  ----------    -----------       ----------    -----------
     Diluted net income per share                     $3.76          $0.30            $3.53          $0.38
---------------------------------------------------------------------------       -------------------------


Shares used in computing net income per share
          Basic                                     115,394        114,451          115,417        112,004
          Diluted                                   115,394        117,433          115,417        115,084



* Restated to include SMG and Minerva which were acquired in 1999 in transactions accounted for as poolings of interests

CONDENSED CONSOLIDATED STATEMENTS OF INCOME RECONCILIATION
FOR THE THREE MONTHS ENDED JUNE 30, 2000
(Unaudited)

                                                                                      Non-recurring
                                                         As            Internet         charges &
                                                      Reported        Initiative     gain on disposal    Proforma
------------------------------------------------------------------------------------------------------------------
In thousands, except per share data

Net revenue                                            $423,107             $125              $0         $422,982

Costs and expenses:
     Direct                                             255,901            1,252               0          254,649
     General and administrative                         142,597            3,854               0          138,743
     Depreciation and amortization                       22,749               13               0           22,736
     Non-recurring charges:
          Restructuring                                       0                0               0                0
          Disposal of business                           17,325                0          17,325                0
------------------------------------------------------------------------------------------------------------------
Total costs and expenses                                438,572            5,119          17,325          416,128
------------------------------------------------------------------------------------------------------------------
(Loss) income from operations                           (15,465)          (4,994)        (17,325)           6,854

Transaction costs                                             0                0               0                0
Other income (expense)                                    3,193                0               0            3,193
------------------------------------------------------------------------------------------------------------------
Total other income (expense)                              3,193                0               0            3,193
------------------------------------------------------------------------------------------------------------------

(Loss) income before income taxes                       (12,272)          (4,994)        (17,325)          10,047
Income taxes (benefit) expense                           (4,050)          (1,648)         (5,717)           3,315
------------------------------------------------------------------------------------------------------------------

(Loss) income from continuing operations                 (8,222)          (3,346)        (11,608)           6,732

Income from discontinued operation, net of taxes          6,176                0               0            6,176
Extraordinary gain from sale of discontinued
  operation, net of taxes                               436,327                0         436,327                0
------------------------------------------------------------------------------------------------------------------

Net income                                             $434,281          ($3,346)       $424,719          $12,908
------------------------------------------------------------------------------------------------------------------

Basic net income per share:
     (Loss) income from continuing operations            ($0.07)                                            $0.06
     Income from discontinued operation                   $0.05                                             $0.05
     Extraordinary gain from sale of discontinued
       operation                                          $3.78                                             $0.00
                                                     -----------                                      ------------
     Basic net income per share                           $3.76                                             $0.11
                                                     ===========                                      ============

Diluted net income per share:
     (Loss) income from continuing operations            ($0.07)                                            $0.06
     Income from discontinued operation                   $0.05                                             $0.05
     Extraordinary gain from sale of discontinued
       operation                                          $3.78                                             $0.00
                                                     -----------                                      ------------
     Diluted net income per share                         $3.76                                             $0.11
--------------------------------------------------   ===========                                      ============


Shares used in computing net income per share
          Basic                                         115,394                                           115,394
          Diluted                                       115,394                                           115,394

CONDENSED CONSOLIDATED STATEMENTS OF INCOME RECONCILIATION
FOR THE SIX MONTHS ENDED JUNE 30, 2000
(Unaudited)

                                                                                       Non-recurring
                                                         As            Internet          charges &
                                                      Reported        Initiative      gain on disposal    Proforma
-------------------------------------------------------------------------------------------------------------------
In thousands, except per share data

Net revenue                                            $837,952             $570                $0        $837,382

Costs and expenses:
     Direct                                             508,310            2,192                 0         506,118
     General and administrative                         280,726            6,092                 0         274,634
     Depreciation and amortization                       45,871               24                 0          45,847
     Non-recurring charges:
          Restructuring                                  58,592                0            58,592               0
          Disposal of business                           17,325                0            17,325               0
-------------------------------------------------------------------------------------------------------------------
Total costs and expenses                                910,824            8,308            75,917         826,599
-------------------------------------------------------------------------------------------------------------------
(Loss) income from operations                           (72,872)          (7,738)          (75,917)         10,783

Transaction costs                                             0                0                 0               0
Other income (expense)                                    5,141                0                 0           5,141
-------------------------------------------------------------------------------------------------------------------
Total other income (expense)                              5,141                0                 0           5,141
-------------------------------------------------------------------------------------------------------------------

(Loss) income before income taxes                       (67,731)          (7,738)          (75,917)         15,924
Income taxes (benefit) expense                          (22,350)          (2,554)          (25,052)          5,256
-------------------------------------------------------------------------------------------------------------------

(Loss) income from continuing operations                (45,381)          (5,184)          (50,865)         10,668

Income from discontinued operation, net of taxes         16,770                0                 0          16,770
Extraordinary gain from sale of discontinued
  operation, net of taxes                               436,327                0           436,327               0
-------------------------------------------------------------------------------------------------------------------

Net income                                             $407,716          ($5,184)         $385,462         $27,438
-------------------------------------------------------------------------------------------------------------------

Basic net income per share:
     (Loss) income from continuing operations            ($0.39)                                             $0.09
     Income from discontinued operation                   $0.15                                              $0.15
     Extraordinary gain from sale of discontinued
       operation                                          $3.78                                              $0.00
                                                     -----------                                        -----------
     Basic net income per share                           $3.53                                              $0.24
                                                     ===========                                        ===========

Diluted net income per share:
     (Loss) income from continuing operations            ($0.39)                                             $0.09
     Income from discontinued operation                   $0.15                                              $0.15
     Extraordinary gain from sale of discontinued
       operation                                          $3.78                                              $0.00
                                                     -----------                                        -----------
     Diluted net income per share                         $3.53                                              $0.24
--------------------------------------------------   ===========                                        ===========


Shares used in computing net income per share
          Basic                                         115,417                                            115,417
          Diluted                                       115,417                                            115,417